                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            School Specialty, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            SCHOOL SPECIALTY, INC.
                              W6316 Design Drive
                             Greenville, WI 54942

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                August 28, 2001

To the Shareholders of School Specialty, Inc.:

   The 2001 Annual Meeting of Shareholders of School Specialty, Inc. will be held at the Radisson Paper Valley Hotel, 333 West College Avenue, Appleton, Wisconsin, on Tuesday, August 28, 2001 at 10:00 a.m. Central Time for the following purposes:

  (1) To elect two directors to serve until the 2004 Annual Meeting of Shareholders as Class III directors;

  (2) To ratify the appointment of Arthur Andersen LLP as School Specialty's independent auditors for fiscal 2002; and

  (3) To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

   Shareholders of record at the close of business on July 9, 2001 are entitled to receive notice of and to vote at the Annual Meeting.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to complete, date and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope which has been provided for your convenience. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors

                                          Joseph F. Franzoi IV, Secretary

July 13, 2001

                            SCHOOL SPECIALTY, INC.
                              W6316 Design Drive
                          Greenville, Wisconsin 54942

                                 July 13, 2001

                                Proxy Statement

   Unless the context requires otherwise, all references to "School Specialty," "we" or "our" refers to School Specialty, Inc. and its subsidiaries. Our fiscal year ends on the last Saturday in April in each year. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended April 28, 2001 is referred to as "fiscal 2001").

   This Proxy Statement is furnished by the Board of Directors of School Specialty for the solicitation of proxies from the holders of our common stock, $0.001 par value (the "Common Stock"), in connection with the Annual Meeting of Shareholders to be held at the Radisson Paper Valley Hotel, 333 West College Avenue, Appleton, Wisconsin, on Tuesday, August 28, 2001 at 10:00 a.m. Central Time, and at any adjournment thereof (the "Annual Meeting"). It is expected that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card, together with our Annual Report to Shareholders for fiscal 2001, will be mailed to shareholders starting on or about July 19, 2001.

   Shareholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with School Specialty's Secretary a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a shareholder who has signed a proxy does not itself revoke that proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the proxy with School Specialty's Secretary at any time prior to the voting of the proxy.

   Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted as follows:

  . FOR the election of each of the individuals nominated to serve as Class
    III directors, and

  . FOR ratification of the appointment of the independent auditors.

   The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on the same in their discretion.

   The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by School Specialty. No solicitation, other than by mail, is currently planned, except that officers or employees of School Specialty may solicit the return of proxies from certain shareholders by telephone.

   Only shareholders of record at the close of business on July 9, 2001 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Annual Meeting. As of the Record Date, we had outstanding 17,799,002 shares of Common Stock. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

   Under Wisconsin law and School Specialty's Amended and Restated By-Laws, the presence of a quorum is required to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by proxies that are marked, with respect to the election of directors, "withhold authority" or, with respect to any other proposals, "abstain," will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum.

   With respect to the vote required to approve the various proposals at the Annual Meeting, the following rules apply:

  . The affirmative vote of a plurality of the shares of Common Stock present, either in person or by proxy, at the Annual Meeting and entitled to vote is required for the election of the directors. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

  . The affirmative vote of the holders of a majority of the shares of Common
    Stock cast, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of the independent auditors. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no effect on the approval of this proposal.

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information as of July 9, 2001 regarding the beneficial ownership of shares of Common Stock by (i) each of our directors, (ii) our Chief Executive Officer and the four most highly compensated executive officers other than our Chief Executive Officer (the "Named Officers"), (iii) all of our directors and executive officers as a group and (iv) each person believed by us to be a beneficial owner of more than 5% of the Common Stock. Except as otherwise indicated, the business address of each of the following is W6316 Design Drive, Greenville, Wisconsin 54942.

         Name and Address            Amount and Nature of       Percent of
        of Beneficial Owner          Beneficial Ownership Outstanding Shares (6)
        -------------------          -------------------- ----------------------
Daniel P. Spalding (1).............         519,738                 2.9%
David J. Vander Zanden (1).........         318,519                 1.8%
Mary M. Kabacinski (1).............          53,750                   *
Michael J. Killoren (1)............          66,805                   *
Donald J. Noskowiak (1)............          77,447                   *
Leo C. McKenna (1).................          24,739                   *
Jonathan J. Ledecky (1)............         917,079                 4.9%
Jerome M. Pool (1).................           9,500                   *
Rochelle Lamm (1)..................          18,672                   *
All executive officers and
 directors as a group (10 persons)
 (1)...............................       2,006,249                10.2%

Janus Capital Corporation (2)
Janus Venture Fund
Thomas H. Bailey
 100 Fillmore Street
 Denver, Colorado 80206-4923.......       1,558,325                 8.8%

Capital Research and Management
Company (3)
SMALLCAP World Fund, Inc.
 333 South Hope Street
 Los Angeles, California 90871.....       1,530,000                 8.6%

Palisade Capital Management, L.L.C.
(4)
 One Bridge Plaza, Suite 695
 Fort Lee, New Jersey 07024........       1,577,000                 8.9%

Mellon Financial Corporation (5)
The Boston Company, Inc.
 One Mellon Center
 Pittsburgh, Pennsylvania 15258....       1,386,165                 7.8%

--------
*  Less than 1% of the outstanding Common Stock.
(1) Share amounts include options granted under our 1998 Stock Incentive Plan which are currently exercisable, or exercisable within 60 days after the Record Date, in the amount of 372,520 for Mr. Spalding, 268,519 for Mr. Vander Zanden, 43,750 for Ms. Kabacinski, 66,416 for Mr. Killoren, 74,203 for Mr. Noskowiak, 18,500 for Mr. McKenna, 917,079 for Mr. Ledecky, 8,500 for Mr. Pool, 18,500 for Ms. Lamm, and 1,787,987 for all executive officers and directors as a group.
(2) Janus Capital Corporation, Janus Venture Fund and Thomas H. Bailey have jointly filed an amended Schedule 13G with the Securities and Exchange Commission (the "SEC") reporting that they had, as of December 31, 2000, sole voting and sole dispositive power over 1,558,325 shares of Common Stock (including 958,820 shares beneficially owned by Janus Venture Fund).

(3) Capital Research and Management Company and SMALLCAP World Fund, Inc., have jointly filed a Schedule 13G with the SEC reporting that they had, as of December 31, 2000, sole dispositive power over 1,530,000 shares of Common Stock (including 1,130,000 shares beneficially owned by SMALLCAP World Fund, Inc.).
(4) Palisade Capital Management, L.L.C. filed a 13G with the SEC reporting that they had, as of December 31, 2000, sole voting power over 1,432,000 shares of Common Stock and sole dispositive power over 1,577,000 shares of Common Stock.
(5) Mellon Financial Corporation and The Boston Company, Inc., have jointly filed a Schedule 13G with the SEC reporting that they had, as of December 31, 2000, sole voting power over 1,270,465 shares of Common Stock, shared voting power over 92,900 shares of Common Stock, sole dispositive power over 1,373,165 shares of Common Stock and shared dispositive power over 1,000 shares of Common Stock.
(6) Based on 17,799,002 shares of Common Stock outstanding as of the Record
    Date.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

   School Specialty's directors are divided into three classes, designated as Class I, Class II and Class III, with staggered terms of three years each. The term of office of directors in Class III expires at the Annual Meeting. The Board of Directors proposes that the nominees described below, who are currently serving as Class III directors, be elected as Class III directors for a new term of three years ending at the 2004 Annual Meeting and until their successors are duly elected and qualified.

   The nominees have indicated a willingness to serve as directors, but if either of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends.

        Name and Age of
           Director
        ---------------

                       NOMINEES FOR DIRECTOR--CLASS III

 Daniel P. Spalding .......... Mr. Spalding became Chairman of the Board and Chief
  Age 46                       Executive Officer of School Specialty in February 1998. From
                               1996 to February 1998, Mr. Spalding served as President of the Educational Supplies and Products Division of U.S.
                               Office Products. From 1988 to 1996, he served as President,
                               Chief Executive Officer and a director of School Specialty,
                               Inc., a Wisconsin corporation ("Old School"), acquired by
                               U.S. Office Products in July 1996. Prior to 1988, Mr.
                               Spalding was an officer of JanSport, a manufacturer of
                               sports apparel and backpacking equipment. Mr. Spalding was a co-founder of JanSport and served as President and Chief
                               Executive Officer from 1977 to 1984. Mr. Spalding has been a director of the National School Supply and Equipment
                               Association since 1992 and completed his term as the
                               association's Chairman in November 1997.

 Leo C. McKenna............... Mr. McKenna has served as a director of School Specialty
  Age 67                       since completion of the spin-off from U.S. Office Products in June 1998. Mr. McKenna is a self-employed financial
                               consultant working with personal asset management, corporate planning, acquisitions, merger studies and negotiations. Mr.
                               McKenna is currently on the Executive Committee of the
                               Boston and New York Life Insurance Company, a subsidiary of
                               Boston Mutual Life Insurance Company. He is a founder and a director of Ledyard National Bank, where he is Chairman of the Trust Committee. He is a director and member of the John
                               Brown Cook Foundation and an overseer and Chairman of the
                               Finance Committee for the Catholic Student Center at
                               Dartmouth College.

       Name and Age of
          Director
       ---------------

                         CONTINUING DIRECTORS--CLASS I

                             (term expiring 2002)

Jonathan J. Ledecky.......... Mr. Ledecky has served as a director of School Specialty
 Age 43                       since June 1998 and as an employee of School Specialty from
                              June 1998 to June 2000. He founded Building One Services
                              Corporation (formerly Consolidation Capital Corporation) in
                              February 1997 and served as its Chairman until March 2000.
                              Mr. Ledecky founded U.S. Office Products in October 1994,
                              served as its Chairman of the Board until June 1998 and
                              served as its Chief Executive Officer until November 1997.
                              Mr. Ledecky also serves as a director of MicroStrategy
                              Corporation. Mr. Ledecky served from 1989 to 1991 as the
                              President of The Legacy Fund, Inc., and from 1991 to
                              September 1994 as President and Chief Executive Officer of
                              Legacy Dealer Capital Fund, Inc., a wholly-owned subsidiary of Steelcase, Inc. Prior to his tenure at The Legacy Fund,
                              Inc., Mr. Ledecky was a partner at Adler and Company and a
                              Senior Vice President at Allied Capital Corporation, an
                              investment management company.

Jerome M. Pool............... Mr. Pool was appointed to the Board of Directors of School
 Age 65                       Specialty in June 1999. Mr. Pool is a self-employed business advisor/consultant to several private companies in Poland,
                              Hungary and Bulgaria. He retired from Jantzen, Inc., a
                              manufacturer of apparel, in 1992 having served as Chairman,
                              President and Chief Executive Officer since 1983. Prior to
                              1983, Mr. Pool served in various sales and management
                              positions with Jantzen.

                        CONTINUING DIRECTORS--CLASS II

                             (term expiring 2003)

David J. Vander Zanden....... Mr. Vander Zanden became the President and Chief Operating
 Age 46                       Officer of School Specialty in March 1998. From 1992 to
                              March 1998, he served as President of Ariens Company, a
                              manufacturer of outdoor lawn and garden equipment. Mr.
                              Vander Zanden has served as a director of School Specialty since completion of the spin-off from U.S. Office Products in June 1998.
Rochelle Lamm................ Ms. Lamm has served as a director of School Specialty since
 Age 53                       the completion of the spin-off from U.S. Office Products in
                              June 1998. Ms. Lamm is Chairman and Chief Executive Officer
                              of Precision Marketing Partners, LLC and The Academy of
                              Financial Services Studies, LLC. Ms. Lamm was associated
                              with Strong Advisory Services, a division of Strong Capital
                              Management, Inc., as its President from 1995 to February
                              1998. Prior to that time, she was President and the Chief
                              Operating Officer of AAL Capital Management, a mutual fund manager.

   The Board of Directors has standing Compensation, Executive Performance Compensation and Audit Committees. The Board of Directors does not have a Nominating Committee. The Board of Directors held four meetings in fiscal 2001. Each director attended at least 75% of the meetings of the Board of Directors and meetings of committees on which each served, if any, in fiscal 2001.

   The Compensation Committee is responsible for reviewing and, if appropriate, approving the compensation of our Chief Executive Officer and our President and the recommendations of our Chief Executive Officer and our President concerning the compensation of our other executive officers. The members of the Compensation Committee are Mr. Pool (Chairman), Mr. McKenna and Ms. Lamm, none of whom are employees of School Specialty. The Compensation Committee held three meetings in fiscal 2001.


   The Board of Directors appointed the Executive Performance Compensation Committee as a sub-committee of the Compensation Committee on June 19, 2000 to approve certain matters related to performance-based compensation when required by Section 162(m) of the Internal Revenue Code of 1986, as amended. The Executive Performance Compensation Committee is also responsible for administering our 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan of our JuneBox.com subsidiary. The members of the Executive Performance Compensation Committee are Mr. Pool (Chairman) and Ms. Lamm. The Executive Performance Compensation Committee held three meetings in fiscal 2001.

   The Audit Committee is responsible for reviewing our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The members of the Audit Committee are Mr. McKenna (Chairman), Ms. Lamm and Mr. Pool each of whom are "independent" within the meaning of the new listing standards of the Nasdaq National Market. The Board of Directors has adopted a charter for the Audit Committee, which is attached to this proxy statement as Appendix A. The Audit Committee held three meetings in fiscal 2001.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   On June 30, 1998, School Specialty entered into a lease with Roger D. Pannier and Pamela S. Pannier for the lease of a facility located in Fremont, Nebraska. Roger D. Pannier was an executive officer of School Specialty and was Executive Vice President for Hammond and Stephens through June 20, 2000. This lease expires June 30, 2003 and provides for annual payments of $179,780, subject to annual adjustment.

   On July 1, 1990, Larry Joseph and Peter Savitz Partners, as lessor, entered into a lease with Select Service & Supply Co., Inc. for the lease of a facility in Norcross, Georgia. Peter Savitz has an interest in Larry Joseph and Peter Savitz Partners and was an executive officer of School Specialty through August 28, 2000. On February 1, 1999 Sportime, LLC became the sub-lessee of the leased premises. The sublease arrangement expires in January 2002. During the period in which Mr. Savitz was an executive officer, the Sublease required an annual rental payment of $331,116.

   Franzoi and Franzoi, S.C. serves as corporate counsel to School Specialty. Joseph F. Franzoi, IV, a shareholder of Franzoi and Franzoi, S.C., served as an executive officer of School Specialty for the majority of fiscal 2001. During such period, Franzoi and Franzoi, S.C. received $223,815 in legal, paralegal and staff fees from School Specialty.

   Mr. Spalding and Mr. Killoren, Named Officers, are first cousins.

                           PENDING LEGAL PROCEEDINGS

   No director or executive officer of School Specialty is an adverse party or has an interest adverse to School Specialty or its subsidiaries in any material pending legal proceeding.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, among others, to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of stock in School Specialty. Copies of these reports must also be furnished to School Specialty. Based solely on a review of these copies, we believe that during fiscal 2001, all filing requirements were complied with.

                            EXECUTIVE COMPENSATION

   Summary Compensation Information. The following table sets forth the compensation paid by us for services rendered during fiscal 2001, fiscal 2000 and fiscal 1999 to the Named Officers.

                          Summary Compensation Table

                                                               Long Term
                                                             Compensation
                               Annual Compensation              Awards
                              --------------------- -------------------------------
                                                    School Specialty  JuneBox.com
                                                       Securities      Securities
   Name and Principal          Salary                  Underlying      Underlying        All Other
        Position         Year   ($)    Bonus ($)(1)   Options (#)    Options (#)(4) Compensation ($)(5)
   ------------------    ---- -------- ------------ ---------------- -------------- -------------------
Daniel P. Spalding...... 2001 $265,385        --             --         300,000           $2,550
 Chairman of the Board
  and                    2000  233,654        --        130,000              --            2,400
 Chief Executive Officer 1999  225,000        --(3)     332,520              --            1,072

David J. Vander Zanden.. 2001 $265,385        --             --         300,000           $2,550
 President and           2000  233,654        --        130,000              --            1,038
 Chief Operating Officer 1999  225,000        --(3)     228,519              --            1,466

Mary M. Kabacinski (2).. 2001 $175,000        --             --         100,000           $1,918
 Executive Vice
  President and          2000  131,250        --        100,000              --                4
 Chief Financial Officer 1999       --        --             --              --               --

Michael J. Killoren..... 2001 $140,000        --             --         250,000           $1,535
 Executive Vice
  President and          2000  145,385        --         17,000              --            1,714
 Chief Information       1999  125,721        --(3)      61,303              --              855
 Officer of JuneBox.com

Donald J. Noskowiak..... 2001 $140,000        --             --          16,341           $1,535
 Vice President Finance/ 2000  145,385        --         10,000              --            2,400
 Business Development    1999  140,000    97,790         71,703              --            1,345

--------
(1) Consists of amounts awarded under School Specialty's Executive Incentive
    Plan.

(2) Ms. Kabacinski was first employed by School Specialty in August 1999.

(3) On June 1, 1999, Messrs. Spalding, Vander Zanden and Killoren were granted options under the School Specialty, Inc. 1998 Stock Incentive Plan to purchase shares of Common Stock (options to purchase 30,000, 30,000 and 17,000 shares, respectively) at the market price on the date of grant of $15.00 per share. These options were granted in fiscal 2000 and are reflected in the table as such. Because the option grants reflected, in part, fiscal 1999 performance, Messrs. Spalding, Vander Zanden and Killoren did not receive a cash bonus for fiscal 1999.

(4) Consists of options granted under the JuneBox.com, Inc. 2000 Equity Incentive Plan. JuneBox.com, Inc. is a wholly-owned subsidiary of School Specialty. Option grants reflected in this table under the JuneBox.com, Inc. 2000 Equity Incentive Plan were canceled without consideration in April 2001.

(5) Consists of contributions by School Specialty under our 401(k) plan.

   Option Grants. No School Specialty options were granted to the Named Officers during fiscal 2001. The following table provides information on options to acquire JuneBox.com, Inc., Common Stock granted to the Named Officers during fiscal 2001 under the JuneBox.com, Inc. 2000 Equity Incentive Plan.

                     Option/SAR Grants in Last Fiscal Year

                                     Individual Grants (1)
                         ---------------------------------------------
                                                                           Potential
                                                                       Realizable Value
                                                                       at Assumed Annual
                                                                        Rates of Stock
                          Number of    % of Total                            Price
                          Securities  Options/SARs                     Appreciation for
                          Underlying   Granted to  Exercise             Option Term (2)
                         Options/SARs Employees in  Price   Expiration -----------------
    Name                 Granted (#)   FiscalYear   ($/sh)     Date     5% ($)  10% ($)
    ----                 ------------ ------------ -------- ---------- -------- --------
Daniel P. Spalding......   300,000       16.0%      $0.80    06/20/10  $150,935 $382,498


David J. Vander Zanden..   300,000       16.0%      $0.80    06/20/10  $150,935 $382,498

Mary M. Kabacinski......   100,000        5.3%      $0.80    06/20/10  $ 50,312 $127,499

Michael J. Killoren.....   250,000       13.4%      $0.80    06/20/10  $125,779 $318,748

Donald J. Noskowiak.....    16,341        0.9%      $0.80    06/20/10  $  8,221 $ 20,835

--------
(1) The options reflected in the table were granted under our JuneBox.com, Inc. 2000 Equity Incentive Plan and include incentive stock options granted under Section 422 of the Internal Revenue Code and nonstatutory stock options. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest one-sixth on the six month anniversary of the grant and 2.8% on the first day of each succeeding month or earlier upon certain specified change of control events. The options presented in this table were canceled without consideration in April 2001.

(2) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock appreciation of 5% and 10%. These assumed rates of growth were selected by the SEC for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of stock prices.

   Option Exercises. The following table sets forth certain information regarding options to acquire School Specialty Common Stock held at the end of fiscal 2001 by the Named Officers.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                       Fiscal Year End Option/SAR Values

                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                           Shares                    Options/SARs at FY-    In-the-Money Options/SARs
                         Acquired on                       End (#)              at FY-End ($)(1)
                          Exercise      Value     ------------------------- -------------------------
    Name                     (#)     Realized ($) Exercisable Unexercisable Exercisable Unexercisable
    ----                 ----------- ------------ ----------- ------------- ----------- -------------
Daniel P. Spalding......      --          --        365,020      97,500     $2,471,685    $556,987

David J. Vander Zanden..      --          --        261,091      97,500      1,849,281     556,987

Mary M. Kabacinski......      --          --         25,000      75,000        218,719     656,156

Michael J. Killoren.....      --          --         62,166      16,137        390,949     108,852

Donald J. Noskowiak.....      --          --         74,203       7,500        467,074      38,193

--------
(1) For valuation purposes, an April 27, 2001 market price of $22.78 was used.

                 DIRECTOR COMPENSATION AND OTHER ARRANGEMENTS

   Outside directors are granted options under our 1998 Stock Incentive Plan to purchase 15,000 shares of Common Stock upon their initial election as members of the Board of Directors and 5,000 shares of Common

Stock for each additional year of service. These options are granted at an exercise price equal to the fair market value on the date of grant and have three year vesting schedules. During fiscal 2001, the outside directors were granted options to acquire JuneBox.com common stock under the JuneBox.com, Inc. 2000 Equity Incentive Plan. All of these options were canceled without the payment of any consideration to any of the outside directors in April 2001 and are no longer exercisable. Outside directors are currently paid an annual retainer of $20,000 plus $1,000 for each additional special meeting and committee meeting attended and are reimbursed for all out-of-pocket expenses related to their service as directors.

   We entered into an employment agreement with Mr. Ledecky effective as of June 10, 1998 that implemented certain portions of an agreement that Mr. Ledecky had previously entered into with U.S. Office Products (the "Ledecky Services Agreement") and that continued until June 30, 2000. Under the employment agreement, Mr. Ledecky reported to the Board of Directors and senior management of School Specialty. In such capacity, Mr. Ledecky provided high-level acquisition negotiation services and strategic business advice. As an employee, Mr. Ledecky was subject to our generally applicable personnel policies and was eligible for such benefit plans in accordance with their terms. Under the Ledecky Services Agreement, we were required to pay Mr. Ledecky an annual salary of $48,000 through June 30, 2000. As of July 1, 2000, Mr. Ledecky became a non-employee outside director. Because of this change of status, the Board of Directors, upon a recommendation of the Executive Performance Compensation Committee, authorized a grant of options for 15,000 shares to Mr. Ledecky. The non-competition and non-solicitation provisions of the Ledecky Services Agreement expired on June 30, 2001.

                   EMPLOYMENT CONTRACTS AND RELATED MATTERS

   We have entered into employment agreements with each Named Officer.

   We entered into an employment agreement with Daniel P. Spalding, Chairman and Chief Executive Officer of School Specialty, on September 3, 1999. The agreement has an initial term of three years, and, at expiration, automatically renews for additional three year terms unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at least $225,000 and participation in a performance-based incentive compensation plan. The agreement contains confidentiality and non-compete provisions for two years following a termination of employment. The agreement provides Mr. Spalding with the right to terminate his employment upon a change of control of School Specialty. If Mr. Spalding's employment is terminated due to his death, upon a change of control, or due to disability, School Specialty is required to pay Mr. Spalding his base salary through the balance of the then effective term of the agreement. In the case of disability, these amounts are reduced by insurance benefits provided by School Specialty.

   We entered into an employment agreement with David J. Vander Zanden, President and Chief Operating Officer of School Specialty, on July 15, 1998. The agreement has an initial term of two years, and, at expiration, automatically renews for additional two year terms unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at least $225,000 and participation in a performance-based incentive compensation plan. The agreement contains confidentiality and non-compete provisions for the period during which he receives severance pay under the terms of the agreement. The agreement provides Mr. Vander Zanden the right to terminate his employment upon a change of control of School Specialty. In the event Mr. Vander Zanden's employment is terminated due to his death, disability, his breach of or failure to perform under the agreement, or upon a change of control, School Specialty is required to pay to him his base salary for the balance of the then effective term of the agreement. In the case of disability, these amounts are reduced by insurance benefits provided by School Specialty.

   We entered into an employment agreement with Mary M. Kabacinski, Executive Vice President of School Specialty, on September 3, 1999. The agreement has an initial term of two years, with automatic two year extensions unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at least $175,000 and participation in a performance-based incentive compensation plan. The agreement contains a confidentiality provision which is triggered upon the termination of Ms. Kabacinski's employment and runs for a period of eighteen months.

   We entered into an employment agreement with Michael J. Killoren, Executive Vice President of JuneBox.com, on August 22, 2000. The agreement has an initial term through July 31, 2003, with automatic one-year extensions unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at lease $140,000 and participation in a performance-based incentive compensation plan. The agreement contains a confidentiality provision, which extends through two years following termination of employment.

   We entered into an employment agreement with Donald J. Noskowiak, Vice President of School Specialty, on September 3, 1999. The agreement has an initial term of eighteen months, with automatic eighteen month extensions unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at least $140,000 and participation in a performance-based incentive compensation plan. The agreement contains a confidentiality provision which is triggered upon the termination of Mr. Noskowiak's employment and runs for a period of eighteen months.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee consists of Mr. Pool (Chairman), Mr. McKenna and Ms. Lamm. The Compensation Committee is responsible for reviewing and, if appropriate, approving the compensation of Mr. Spalding, our Chief Executive Officer, and Mr. Vander Zanden, our President, and the recommendations of Messrs. Spalding and Vander Zanden concerning the compensation levels of our other executive officers. The Executive Performance Compensation Committee is composed of Mr. Pool (Chairman) and Ms. Lamm. The Executive Performance Compensation Committee administers our 1998 Stock Incentive Plan and the 2000 Equity Incentive Plan of our JuneBox.com, Inc. subsidiary, with responsibility for determining the awards to be made under such plans. The Compensation Committee and the Executive Performance Compensation Committee review compensation programs for executive officers in June of each year. Because certain matters related to compensation are approved by the Executive Performance Compensation Committee, that committee joins in the report of the Compensation Committee.

   Overview. The compensation structure for our executive officers consists in general of three principal components: base salary, annual cash bonus and periodic grants of stock options. Base salary determinations are an important ingredient in attracting and retaining quality personnel in a competitive market. Base salaries are set at levels based generally on subjective factors, including the individual's level of responsibility, experience and past performance record. In addition, a significant portion of compensation is directly related to and contingent upon our profitability based on objective performance criteria. Accordingly, our executives participate in cash bonus arrangements based on formulas and other criteria tied to the individual's profit center and/or School Specialty as a whole. Finally, to ensure that executive officers hold equity positions in School Specialty, which we think is important, stock options are granted to executives to enable them to hold equity interests at more meaningful levels than they could through alternative methods.

   Base Salary. The base salaries of Messrs. Spalding and Vander Zanden were established by their employment agreements and are reviewed annually by the Compensation Committee which makes recommendations on changes if appropriate to the Board of Directors for approval. Executive salaries for officers other than the Chief Executive Officer and President are recommended to the Compensation Committee for review and approval prior to submission to the Board of Directors for approval.

   Cash Bonus. At the time of the spin-off, a performance-based executive incentive compensation plan was established by the Board of Directors, but was not specifically reviewed or approved by the Compensation Committee. For corporate executives, this plan permits such persons to receive up to 100% of their base compensation in cash bonus and is tied to the operating profits of School Specialty as a whole. While the Compensation Committee did not have any input on the plan when it was initially established, the Committee believes that the plan provides important incentives to executives thereby benefiting not only the executive but School Specialty as well. The Compensation Committee continued the plan in fiscal 2001 with minor modifications and intends to continue the plan in fiscal 2002. No cash bonuses were paid under the plan to corporate executive officers in fiscal 2001.

   Equity Based Compensation. Our 1998 Stock Incentive Plan was established at the time of the spin-off. Under the plan, the Executive Performance Compensation Committee determines the awards to be made to executive officers and others. With respect to our Chief Executive Officer and our President, the Executive Performance Compensation Committee bases its determination upon long-term incentive goals as well as existing overall compensation. With respect to other executives, the Executive Performance Compensation Committee bases its determinations on recommendations made by management.

   CEO Compensation. Mr. Spalding's base salary is set pursuant to his employment agreement with changes approved by the Board of Directors based on recommendations of the Compensation Committee. Mr. Spalding's annual base salary was increased during fiscal 2001 to $275,000 from $225,000. Mr. Spalding's current employment agreement contains a bonus provision. No bonus was earned under this provision in fiscal 2001. The Committee believes Mr. Spalding's compensation is appropriate given School Specialty's size and financial performance.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public corporations for compensation over $1.0 million for any fiscal year paid to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, Section 162(m) also provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In making compensation decisions, it is the Compensation Committee's current intention to recommend plans and awards which will meet the requirements for deductibility for tax purposes under Section 162(m) and has established the Executive Performance Compensation Committee, consisting of Mr. Pool and Ms. Lamm, to assist in that regard. Because of uncertainties as to the application and interpretation of Section 162(m), no assurance can be given that the compensation paid to our most highly compensated officers will be deductible for federal income tax purposes, notwithstanding School Specialty's efforts to satisfy such section. In addition, School Specialty may pay compensation that does not satisfy these requirements for deduction if it is deemed advisable for business reasons.

     The Compensation Committee:       The Executive Performance Compensation
      Jerome M. Pool (Chairman)                      Committee:
           Leo C. McKenna                    Jerome M. Pool (Chairman)
            Rochelle Lamm                          Rochelle Lamm

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   With the exception of Leo C. McKenna, no member of the Compensation Committee has ever been an officer of our company or any of our subsidiaries and none of our executive officers has served on the compensation committee or the board of directors of any company of which any of our directors is an executive officer. Mr. McKenna is a former officer and director of Old School.

                            AUDIT COMMITTEE REPORT

   In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility to our shareholders, the investment community and governmental agencies relating to corporate accounting, financial reporting practices and the quality and integrity of our financial reports. During fiscal 2001, the Audit Committee met three times, and the Audit Committee chair, the designated representative of the Audit Committee, discussed the interim financial information contained in each of our quarterly reports on Form 10-Q with the chief financial officer and independent auditors prior to their filing with the SEC.

   Auditor Independence and Fiscal 2001 Audit. In discharging its duties, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also independently discussed the quality and adequacy of our internal controls with management and the independent auditors. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

   The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed with management and the independent auditors the objectives and scope of the internal audit process and the results of the internal audit examinations.

   Fiscal 2001 Financial Statements and Recommendations of the Committee. The Audit Committee separately reviewed our audited financial statements as of and for the fiscal year ended April 28, 2001 with management and the independent auditors. Management has the responsibility for the preparation of our financial statements and the independent auditors have the responsibility for the examination of those statements.

   Based on the above-mentioned review, and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 28, 2001, for filing with the SEC.

   Audit Fees. The aggregate fees for professional services rendered by the independent auditors for (1) the audit of our financial statements as of and for the fiscal year ended April 28, 2001 and (2) the review of the financial statements included in our Form 10-Q filings for the year, were $149,992.

   Financial Information Systems Design and Implementation Fees. The independent auditors did not provide professional services during fiscal 2001 for the operation of our information systems or the management of our local area networks, nor did they design or implement a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements taken as a whole. Accordingly, no financial information systems design and implementation fees were paid to the independent auditors.

   All Other Fees. The aggregate fees billed by the independent auditors during fiscal 2001 for non-audit and non-information systems related services, were $174,249. These services consisted of tax return preparation, tax planning services and transaction related services. The Audit Committee considered whether, and has determined that, the provision of these types of services is compatible with maintaining the independent auditors' independence.

The Audit Committee:

Leo C. McKenna (Chairman)
Rochelle Lamm
Jerome M. Pool

                               PERFORMANCE GRAPH

   The following graph compares the total shareholder return on our Common Stock since our initial public offering on June 9, 1998 with that of the Russell 2000 Stock Market Index and a peer group index constructed by us. The issuers included in the peer group index are: Renaissance Learning, Inc.
(RLRN) (f/k/a Advantage Learning Systems, Inc.), American Educational Products, Inc. (AMEP), Nobel Learning Communities, Inc. (NLCI), National Computer Systems, Inc. (NLCS) and Scholastic Corporation (SCHL). The total return calculations set forth below assume $100 invested on June 9, 1998, with reinvestment of any dividends into additional shares of the same class of securities at the frequency with which dividends were paid on such securities through April 28, 2001. The stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

                              [PERFORMANCE GRAPH]

                     June 9, 1998 April 24, 1999 April 29, 2000 April 28, 2001
                     ------------ -------------- -------------- --------------
------------------------------------------------------------------------------
  School Specialty,
   Inc.                $100.00       $125.81        $120.16        $146.97
------------------------------------------------------------------------------
  Russell 2000
   Index               $100.00       $ 95.59        $113.53        $109.98
------------------------------------------------------------------------------
  Peer Group (1)       $100.00       $133.29        $152.52        $315.56

--------
(1) The total shareholder return for the peer group index as of April 28, 2001 excludes the returns for National Computer Systems, Inc., which was acquired in 2000.

              PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

   Upon recommendation of the Audit Committee and subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP, an independent public accounting firm, to audit the consolidated financial statements of School Specialty for the fiscal year ending April 27, 2002. Arthur Andersen LLP audited the financial statements of School Specialty for the fiscal year ended April 28, 2001. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to make any statement they may desire and to respond to questions from shareholders.

   If the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of our independent auditors will be reconsidered by the Board of Directors.

   As previously disclosed, on December 11, 2000, we dismissed
PricewaterhouseCoopers LLP as our independent auditors. Simultaneously with the dismissal of PricewaterhouseCoopers LLP, we engaged Arthur Andersen LLP to act as our independent auditors. The Audit Committee recommended to the Board and the Board thereafter authorized management to dismiss
PricewaterhouseCoopers LLP and to engage Arthur Andersen LLP as our independent auditors.

   The reports of PricewaterhouseCoopers LLP on our financial statements for the fiscal years ended April 29, 2000 and April 24, 1999 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended April 29, 2000 and April 24, 1999 and during the subsequent interim period through December 11, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

                         PROPOSAL THREE: OTHER MATTERS

   Although management is not aware of any other matters that may come before the Annual Meeting, if any such matters should be presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 2002 Annual Meeting of Shareholders must be submitted to us no earlier than May 30, 2002 and no later than June 29, 2002. Any other shareholder proposed business to be brought before the 2002 Annual Meeting of Shareholders must be submitted to us no later than March 15, 2002. Shareholder proposed nominations and other shareholder proposed business must be made in accordance with our By-Laws which provide, among other things, that shareholder proposed nominations must be accompanied by certain information concerning the nominee and the shareholder submitting the nomination, and that shareholder proposed business must be accompanied by certain information concerning the proposal and the shareholder submitting the proposal. To be considered for inclusion in the proxy statement solicited by the Board of Directors, shareholder proposals for consideration at the 2002 Annual Meeting of Shareholders of School Specialty must be received by us at our principal executive offices, W6316 Design Drive, Greenville, Wisconsin, 54942 on or before March 15, 2002. Proposals should be directed to Ms. Karen A. Riching, Assistant Secretary. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

   Shareholders may obtain a copy of our Annual Report to Shareholders for fiscal 2001, which includes our Annual Report on Form 10-K, at no cost by writing to Ms. Karen A. Riching, Assistant Secretary, School Specialty, Inc., W6316 Design Drive, Greenville, Wisconsin, 54942.

                                          By Order of the Board of Directors,

                                          Joseph F. Franzoi IV, Secretary

                                                                     Appendix A

                            SCHOOL SPECIALTY, INC.
                            AUDIT COMMITTEE CHARTER
                    (Written to Comply with New BRC Rules)

Purpose

   The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee Management's conduct of the School Specialty, Inc.'s (the "Company") financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. At the discretion of the Board, the Committee may institute and assist the Board in the Company's legal compliance and ethics programs as may be established by the Management and/or the Board.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the Company Auditors are ultimately accountable to the Board and the Committee. For the purpose of this charter the term "Company Auditors" shall refer to the certified public accounting firm which currently audits the financial statements of the Company.

   The Committee shall review the adequacy of this Charter on annual basis.

Membership

   The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

   Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from Management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

   The Committee's job is one of oversight and it recognizes that the Company's Management is responsible for preparing the Company's financial statements and that the Company Auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial Management, as well as the Company Auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. In particular, the Committee shall not be responsible for: (1) conducting audits; (2) determining that the Company's financial statements are complete and accurate; (3) conducting investigations; (4) resolving disagreements between management and the Company Auditors; or (5) assuring compliance by the Company with laws and regulations.

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  . The Committee shall review with Management and the Company Auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the Company Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

  . As a whole, or through the Committee chair, the Committee shall review with the Company Auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

  . The Committee shall discuss with Management and the Company Auditors the quality and adequacy of the Company's internal controls.

  .The Committee shall:

    . request from the Company Auditors annually, a formal written statement delineating all relationships between the Company Auditors and the Company consistent with Independence Standards Board Standard Number 1;

    . discuss with the Company Auditors any such disclosed relationships and their impact on the outside auditor's independence; and

    . recommend that the Board take appropriate action to oversee the independence of the outside auditor.

  . The Company Auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the Company Auditors and annually recommend to the Board the appointment of the Company Auditors or approve any discharge of the Company Auditors when circumstances warrant.

________________________________________________________________________________

                                  PROXY CARD

                            SCHOOL SPECIALTY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Daniel P. Spalding and Mary M. Kabacinski, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of stock of School Specialty, Inc. held of record by the undersigned on July 9, 2001 at the 2001 Annual Meeting of Shareholders of School Specialty, Inc. to be held on August 28, 2001 and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED TO SERVE AS CLASS III DIRECTORS, AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS.

                 (Continued and to be signed on reverse side.)

________________________________________________________________________________

                      ANNUAL MEETING OF SHAREHOLDERS OF

                            SCHOOL SPECIALTY, INC.

                                August 28, 2001



TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.


                                             ---------------------------
YOUR CONTROL NUMBER IS
                                             ---------------------------


                                        . Please Detach and Mail in the Envelope Provided .
------------------------------------------------------------------------------------------------------------------------------------
      Please mark your
A [X] votes as in this
      example.


            FOR all               WITHHOLD
       nominees listed to     AUTHORITY to vote
     the right (except as      for all nominees
       specified below)        listed to the right                                                             FOR   AGAINST ABSTAIN
1 ELECTION                                       Nominees:                   2. RATIFY ARTHUR ANDERSEN LLP AS
  OF          [_]                   [_]             1. Daniel P. Spalding       SCHOOL SPECIALTY'S INDEPENDENT [_]     [_]      [_]
  DIRECTORS                                         2. Leo C. McKenna           AUDITORS FOR FISCAL 2002.
  (To serve until the 2004 Annual Meeting and
  until their successors are elected and qualified)                          3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
Instructions: To withhold authority to vote for any                             VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
indicated nominee, write the number(s) of the                                   BEFORE THE MEETING (AND ANY ADJOURNMENT THEREOF).
nominee(s) on the line provided below.

_____________________________________________________                         No. of Shares______

                                                                              Check appropriate box      Address        Name
                                                                              Indicate changes below:    Change? [_]    Change? [_]






____________________________________________   ______________________________________________________  Date:________________, 2001
         (Signature of Shareholder)                 (Signature of Shareholder - if held jointly)
  NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
------------------------------------------------------------------------------------------------------------------------------------